Exhibit 99.2

Neonode Inc. First Quarter 2021 Presentation D r . Ur b an F o r s sell, C E O Ms. Maria Ek, CFO Mr. Anthony Uhrick, Vice President Sales AMER Mr. Johan Swartz, Vice President Sales APAC Mr. Jonas Wærn, Vice President Sales EMEA Mr. David Brunton, Head of Investor Relations May 12, 2021

2 Disclaimer Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON This presentation contains oral and written statements of Neonode Inc. (“Neonode” or the “Company”) and its management and may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include information about current expectations, potential financial performance or future events. These may also include statements about market and sales growth, financial results, use of free cash flow, product development and introduction, regulatory matters and sales efforts. They are based on assumptions, expectations and information available to the Company and its management and involve a number of known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any expressed or implied by these forward-looking statements. These uncertainties and risks include, but are not limited to, those outlined in filings of the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, including sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” You are advised to carefully consider these various risks, uncertainties and other factors. Forward-looking statements are made as of today’s date. The Company and its management undertake no duty to update or revise forward - looking statements. This presentation has been prepared by the Company based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information.

3 Introduction Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

4 Summary Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON • We continue to execute on our strategies and build our business pipeline • The demand for contactless touch solutions continues to increase giving us an enormous market opportunity to integrate Neonode technology into new and retrofitted equipment, for instance in » Elevators » Interactive Kiosks • We also see significant interest for our zForce and MultiSensing technologies from customers in the Military & Avionics, Industrial, and Automotive segments • To be able to capitalize on more of these opportunities we continue to strengthen our Sales, Marketing, and Engineering teams in Sweden and internationally

5 New Sales Organization • To increase our customer focus and support further growth, we are migrating from a global business area organization to a regional sales organization » Anthony Uhrick, who joined the company last month, will lead our sales work in AMER » Jonas Wærn, who previously led the business area HMI Solutions, will lead our sales work in EMEA » Johan Swartz, who previously led the business area HMI Products, will lead our sales work in APAC CEO Urban Forssell Sales APAC Johan Swartz Sales EMEA Jonas Wærn Sales AMER A n th o n y Uh r ick Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

6 Team On This Call Dr. Urban Forssell CEO Ms. Maria Ek CFO Mr. David Brunton Head of IR Mr. Anthony Uhrick VP Sales AMER Mr. Johan Swartz VP Sales APAC Mr. Jonas Wærn VP Sales EMEA Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

7 1Q 2021 Financials Update Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

8 1Q 2021 Financial Update - Overview Total revenues of $ 1 . 7 million compared to $ 1 . 3 million the same quarter previous year 29% Operating expenses of $3.0 million compared to $2.3 million the same quarter previous year 29% Total gross margin of 83% compared to 97% the same quarter previous year 14% 0 500 1 000 1 500 2 000 2 500 3 000 USD in thousands Revenues by Revenue Stream Q1 - 18Q2 - 18Q3 - 18Q4 - 18Q1 - 19Q2 - 19Q3 - 19Q4 - 19Q1 - 20Q2 - 20Q3 - 20Q4 - 20Q1 - 21 License Revenues NRE Revenues Product Revenues Operating Expenses - 4 0 0 0 - 3 5 0 0 - 3 0 0 0 - 2 5 0 0 - 2 0 00 - 1 5 0 0 - 1 0 0 0 - 500 0 USD in thousands Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

9 1Q 2021 Financial Update – Revenues • Revenues from our HMI Solutions business area • $1.3 million for Q1 2021 • Up by 9.9% compared to the first quarter 2020 • The major part is license revenues from our existing customers • Still rebounding from the slow - down in the first half of 2020 due to the pandemic • Revenues from our HMI Product business area • $0.4 million for Q1 2021 • Up by 227% compared to the first quarter 2020 • Due to growing deployment of contactless touch solutions, mainly in Asia, and mostly driven by our partner network • Major part product sales but also some non - recurring engineering (“NRE”) projects - 500 0 500 1 000 1 500 2 000 2 500 Q 1 - 19 Q 2 - 19 Q 3 - 19 Q 4 - 19 Q 1 - 20 Q 2 - 20 Q 3 - 20 Q 4 - 20 Q 1 - 21 USD in thousands Revenues HMI Solutions Printers Automotive A v i o n i c s Ot h e r 0 100 200 300 400 500 600 Q 1 - 19 Q 2 - 19 Q 3 - 19 Q 4 - 19 Q 1 - 20 Q 2 - 20 Q 3 - 20 Q 4 - 20 Q 1 - 21 USD in thousands Revenues HMI Products Distributors and others Medical Automotive Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

1 0 1Q 2021 Financial Update – Gross Profit/Margin • The total gross margin was 83% for Q1 2021 compared to 97% Q1 2020 • Higher share of product sales with lower margin • The gross margin for our HMI Solutions business area was 100% for Q1 2021 and 2020 as there were no NRE revenues • The gross margin for our HMI Products business area was 24 % for Q 1 2021 compared to 62 % Q 1 2020 • The margin 2021 depressed by low - margin AirBar sales • 27% margin for touch sensor modules sales alone 0% 20% 40% 60% 80% 100% 120% 0 500 1 000 1 500 2 000 2 5 00 Q 4 - 20 Q 1 - 21 USD in thousands Total Gross Profit/Margin Q1 - 19 Q2 - 19 Q3 - 19 Q4 - 19 Q1 - 20 Q2 - 20 Q3 - 20 Gross Profit Gross Margin - 15 0% - 10 0% - 50% 0% 50% 100% 100 50 0 - 50 - 100 - 150 - 200 - 250 - 300 200 150 Q 1 - 19 Q 2 - 19 Q 3 - 19 Q 4 - 19 Q 1 - 20 Q 2 - 20 Q 3 - 20 Q 4 - 20 Q 1 - 20 USD in thousands Gross Profit/Margin HMI Products G r o s s P r o fit Gross Margin Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

1 1 1Q 2021 Financial Update – Operating Expenses and Net Result • Operating expenses Q1 2021 of $3.0 million compared to $2.3 million Q1 2020 • Increase by 29% from Q1 2020 • Decrease by 9% from Q4 2020 • Operating loss Q1 2021 of $1.6 million compared to $1.1 million Q1 2020 • Increase by 50% from Q1 2020 • Increase by 2% from Q4 2020 • Net loss of $ 1 . 6 million or $ 0 . 14 per share Q 1 2021 compared to a net loss of $ 1 . 0 million or $ 0 . 11 per share Q 1 2020 - 4 0 0 0 - 3 5 0 0 - 2 0 0 0 - 2 5 0 0 - 3 0 0 0 - 1 5 0 0 - 1 0 0 0 - 500 0 Operating Expenses Q1 - 18 Q2 - 18 Q3 - 18 Q4 - 18 Q1 - 19 Q2 - 19 Q3 - 19 Q4 - 19 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 - 3 0 0 0 Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON - 2 5 0 0 - 2 0 0 0 - 1 5 0 0 - 500 - 1 0 0 0 0 Operating Loss Q1 - 18 Q2 - 18 Q3 - 18 Q4 - 18 Q1 - 19 Q2 - 19 Q3 - 19 Q4 - 19 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21

1 2 1Q 2021 Financial Update – Cash • Net cash used in operating activities during Q1 2021 increased by $1.0 million compared to Q1 2020 • Increase in net loss • Capital tied up in inventory • Cash and accounts receivables of $9.5 million as of March 31, 2021 • A shelf registration statement filed and a $25 million ATM agreement entered into on May 10, 2021 - 25 0 0 Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON - 20 0 0 - 15 0 0 - 10 0 0 - 50 0 0 Net cash used in operating activities Q1 - 18 Q2 - 18 Q3 - 18 Q4 - 18 Q1 - 19 Q2 - 19 Q3 - 19 Q4 - 19 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21

1 3 Strategy and Business Update Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

1 4 Our Values One Team With Purpose Customer Focus Make Tomorrow Better Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

Earlier Business Area Organization

15

HMI Solutions

- (Rugged) Touch
- Gesture Sensing
- Contactless Touch

Military & Avionics | Industrial

Other, misc.

HMI Products

- Contactless Touch
- Gesture Sensing
- Touch

Elevators | Interactive Kiosks

Other, misc.

Remote Sensing Solutions

- In-Cabin Monitoring
- Driver Monitoring

Automotive

Other, misc.

neonode®
Copyright Neonode © 2001-2021
www.neonode.com
NASDAQ: NEON

1 6 Next Step for Improved Efficiency, Effectiveness, and Growth Focus Neonode ”Smart, intuitive, multimodal HMI solutions” Object Detection Touch Contactless Touch Gesture Sensing Scene Anal y sis Medi c al Military Main Elevators Focus Interactive Kiosks Industrial Retail Au t omot iv e Consumer Electronics Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

1 7 New Organization Neonode ”Smart, intuitive, multimodal HMI solutions” Sales APAC Sales EMEA Sales AMER Platform Development & Maintenance Application Development & Customer Support Marketing and Sales Support Business and Technology Partnerships Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

1 8 Current Status and Outlook Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON • We feel that we are on the right track and have momentum • The demand for our contactless touch solutions is increasing and our product sales is ramping up • Medium and long term we are also optimistic about our licensing business • We have an excellent team – and continue to add talent and experience to it

1 9 Sales and Business Development Update AMER Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

2 0 Anthony Uhrick Resume Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON • 20 year’s sales experience in the touchscreen industry • Career focused on new product introduction • Channel and direct sales development experience • Experience working with Fortune 100 companies and start - ups

2 1 Neonode Contactless Touch Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON Contactless touch - The new normal! Safe, intuitive, and easy to use • High degree of design freedom – holographic touch or in - air touch with multiple configurations • Germ - free – preventing the spread of germs in public environments • Fast and simple integration – Neonode’s touch sensor module available off - the - shelf Neonode’s Technology at a Glance: x IR - based touch and gesture sensing technology x No need for overlays that compromises image quality x Works with any input (fingers, pens etc.) x High scanning frequency x Allows for contactless operation, i.e., in - air touch and gesture control x Suitable for both retrofit and new equipment x Enables replacement of mechanical switches and controls

Market Potential

22

Solution Dynamics	Volume Potential	Sales Cycle	Target Customer
Highest volume End-user decision makers Shortest sales cycle Partner solutions	**Retrofits**		End-Users Integrators Solution providers VARs
OEM decision maker Medium sales cycle	New Installs		End-Users Integrators OEMs
Engineering resources Longest sales cycle	R&D		OEMs

neonode®
Copyright Neonode © 2001-2021
www.neonode.com

NASDAQ: NEON

2 3 Elevator Control Panels MAD Elevator • MAD Elevator is a leading supplier of elevator fixtures and elevator car interiors • Contactless (parallel plane) elevator control panel for existing and new elevator installations • Powered by Neonode Touch Sensor Modules • Marketed and sold as ‘PHANTOM Touchless Sensor’ in North America and beyond since 2020 Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

2 4 Sales and Business Development Update EMEA Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

2 5 2Q Execution Plan – Sales EMEA 1. My goal is to drive succesful business in the EMEA - region within the corporate mission and vision statement: ”Smart, intuitive, multimodal HMI Solutions” x Review and update of segmentation, positioning, business models, GTM strategies etc. for EMEA • How can Neonode become easier to buy from? Quicker fail & scale, broader menu, different types of purchase options etc. • Continuously evaluate and develop our ecosystem (partners, VARs, distributors) • Keep analysing the Military, Industrial business plans but main focus is on the Elevators and Interactive Kiosks segments • Number 1 priority is top - line growth! x Development of updated, comprehensive ”Now” and ”Next” execution plans for EMEA focusing on growth 2. Sell, sell, sell! Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

2 6 Elevator Control Panels Dewhurst • Dewhurst is a leading supplier of components to the global elevator market • Contactless (parallel plane) elevator control panel for existing or new elevator installations • Powered by Neonode Touch Sensor Modules • Marketed and sold as ‘HALO’ in Europe and beyond from beginning of 2021 Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

2 7 QSR PoS Kiosks Merim Groupe • Contactless (parallel plane) self - ordering system for quick service restaurants • Adaptable solution ideal for retrofitting on existing kiosks • Powered by Neonode Touch Sensor Modules • Marketed and sold as ‘AIR - CLICK’ in Europe from beginning of 2021 • Currently engaged with Burger King in successful ‘AIR - CLICK’ trials in France Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

2 8 Sales and Business Development Update APAC Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

2 9 APAC – Leading the Migration Towards Contactless Touch Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON • Japan • Airport Check - in • Retail SCO • POS Terminals • South Korea • Elevator COP • Greater China • Elevator COP • Reception • Holographic • South East Asia • Airport Check - in • Elevator COP

3 0 Japan Aerospace • Contactless self - check in and self - service bag drop terminals for retrofit • Powered by Neonode Touch Sensor Modules • Selected by a major Asian airline to retrofit on existing kiosks at multiple airports in Asia • Additional contactless kiosk applications are being evaluated by other airports/airlines Airport Kiosks Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

3 1 Japan Aerospace • Contactless self - checkout terminals for retrofit in retail environments • Powered by Neonode Touch Sensor Modules • Selected by a major Japanese retail chain to retrofit on the chain’s existing self - checkout kiosks • Deployment of the solution called ‘Air Click’ started in 32 stores throughout Japan and will continue to be rolled out at additional locations Retail Self - Checkout Kiosks Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

3 2 Finetek • Contactless elevator control panels for retrofit and new equipment • Powered by Neonode Touch Sensor Modules • Selected by a major elevator OEM in South Korea to install in existing elevators . Three pilots announced • Finetek also engaged with several other elevator companies and in parallel also marketing contactless touch solutions to kiosk manufacturers Elevator Control Panels Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

3 3 HKPC • Contactless (parallel plane) elevator control panels for retrofit powered by Neonode Touch Sensor Modules • Marketed and sold as ‘kNOw Touch’ in Hong Kong and China • Deployed in many locations across Hong Kong and recently launched by Jardine Schindler to promote wider adoption in overseas markets • Winner of gold medal with congratulations of jury at 2021 Geneva International Exhibition of Inventions Elevator Control Panels Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

3 4 Summarizing Remarks Σ Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

3 5 Summarizing Remarks Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON • We see a high and increasing demand for our contactless touch solutions and our touch sensor modules • Our focus continues to be » Elevators » Interactive Kiosks • We are also optimistic about our licensing business » Military & Avionics » Industrial » Automotive • We are well positioned to accelerate growth and capitalize on current and future opportunities

3 6 Q & A Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

3 7 New Website • Please, make sure to check in at neonode . com to experience our new website Copyright Neonode © 2001 - 2021 w w w.n e onod e.com NASD A Q: N E ON

Thank You info@neonode.com neonode.com